UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2005
                                                  ------------------

                           EMC INSURANCE GROUP INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

            Iowa                          0-10956              42-623455
-------------------------------        ------------      --------------------
(State or other jurisdiction of        (Commission       (I.R.S. Employer
         incorporation)                File Number)       Identification No.)

 717 Mulberry Street, Des Moines, Iowa                           50309
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(Address of principal executive office)                       (Zip Code)

                                (515) 280-2902
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On September 29, 2005, Employers Mutual Casualty Company, the parent company of the Registrant, amended and restated its Executive Non-Qualified Excess Plan. This action was undertaken to accomplish two objectives. The first objective was to bring the plan into compliance with the requirements of
Section 409A of the Internal Revenue Code. The second objective was to broaden the terms of the plan to permit the deferral of (1) bonus income by executives and (2) retainer and/or meeting fees by non-employee directors.
The terms of the plan were broadened because the Option It-Deferred Compensation Plans previously in place to handle deferred compensation were frozen effective December 31, 2004 to comply with Section 409A of the Internal Revenue Code. The amended and restated plan is titled The Board and Executive Nonqualified Excess Plan.

Item 9.01  Financial Statements and Exhibits.

  (c)  Exhibits.

Exhibit Number      Description
--------------      ---------------------------------
      10.1          The Board and Executive
                    Nonqualified Excess Plan

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    EMC INSURANCE GROUP INC.
                                    Registrant


                                    /s/ Bruce G. Kelley
                                    -------------------------
                                    Bruce G. Kelley
                                    President & Chief Executive Officer


                                    /s/ Mark E. Reese
                                    -------------------------
                                    Mark E. Reese,
                                    Sr. Vice President &
                                    Chief Financial Officer
October 4, 2005

                                EXHIBIT INDEX
                                -------------

Exhibit Number      Description
--------------      ---------------------------------
      10.1          The Board and Executive
                    Nonqualified Excess Plan